UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2012

ANDINA ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Carrera 10 No. 28-49, Torre A. Oficina 20-05, Bogota, Colombia

(Address of Principal Executive Offices) (Zip Code)

57-1-281-1811

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events

Andina Acquisition Corporation (the “Company”) has been informed by EarlyBirdCapital, Inc., the representative of the underwriters in the Company’s initial public offering, that holders of the Company’s units will be able to separately trade the ordinary shares and warrants included in such units commencing on or about May 8, 2012. The ordinary shares and warrants will be listed on the Nasdaq Capital Market under the symbols ANDA and ANDAQ, respectively. Units not separated will continue to be listed on the Nasdaq Capital Market under the symbol ANDAU. A copy of the Company’s press release, dated May 2, 2012, announcing the foregoing is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release dated May 2, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2012

ANDINA ACQUISITION CORPORATION

By:	/s/ Julio A. Torres
Name: Julio A. Torres Title: Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated May 2, 2012.